SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE AGREEMENT (the "Agreement") is effective as of July 1, 2000, is by and among ZiaSun Technologies, Inc., a Nevada corporation, hereinafter referred to as "ZiaSun", and Vulcan Consultants Limited, a corporation organized and existing under the laws of the British Virgin Islands, hereinafter referred to as "Purchaser." This Agreement shall become effective only when executed by all parties hereto.

                                    RECITALS
                                    --------

     A. Whereas, ZiaSun is the owner and holder of one (1) Share of common stock of Momentum Internet Incorporated, a corporation organized and existing under the laws of the British Virgin Islands, hereinafter referred to as "Momentum."

     B. Whereas, ZiaSun acquired Momentum on October 5, 1999, in a stock-for-stock exchange with Purchaser, wherein Purchaser received 565,000 pre-split restricted shares of ZiaSun and ZiaSun received all issued and outstanding shares of Momentum, consisting of one (1) share of common stock of Momentum, whereupon Momentum became a wholly owned subsidiary of ZiaSun.

     C. Whereas, Ziasun desires to sell to Purchaser and Purchaser desires to purchase from ZiaSun all of the issued and outstanding shares of Momentum consisting of one (1) share of common stock, in consideration of seven hundred twenty-five thousand (725,000) restricted shares of Common Stock of ZiaSun owned by Purchaser.

     D. Whereas, Swiftrade, which is a subsidiary of Momentum has borrowed the sum of $500,000 from Momentum Asia, Inc., a subsidiary of ZiaSun, As a condition to the Closing of the sale of Momentum to Vulcan, Swiftrade shall repay this loan in full as set forth in paragraphs 6.3.3 through 6.3.7, and 8.1.4, below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual warranties, representations, agreements and undertakings hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE 1.
                                   ----------

                              CERTAIN DEFINITIONS.
                              --------------------

     1.1 For the purpose of this Agreement, the terms defined in this Article 1., shall have the meanings set out below. All capitalized terms not defined in this Article 1., shall have the meanings ascribed to them in other parts of this Agreement.

     1.2 "ZiaSun"  shall mean ZiaSun  Technologies,  Inc. a Nevada  corporation.

     1.3 "Momentum" shall mean Momentum Internet Incorporated, a corporation organized and existing under the laws of British Virgin Islands, a wholly owned subsidiary of ZiaSun.

     1.4 "Vulcan" shall mean Vulcan Consultants Limited, a British Virgin Islands corporation.

     1.5 "Closing" shall mean the consummation of the transactions contemplated hereby on the Closing Date.

     1.6 "Closing Date" shall mean that date on or before August 1, 2000, or such other date as to which the parties may agree.

     1.7 "Common Stock" shall mean the Common stock, no par value, of ZiaSun.

     1.8 "MII Share" shall mean one (1) share of common stock of Momentum to be sold to and acquired by Purchaser from the ZiaSun hereunder.

     1.9  "Purchase  Price"  shall  mean  seven  hundred  twenty-five   thousand
(725,000) restricted shares of common stock of ZiaSun.

                                   ARTICLE 2.
                                   ----------

                               PURCHASE AND SALE.
                               ------------------

     2.1 ZiaSun agrees to sell to Purchaser, and Purchaser agrees to buy from ZiaSun, all issued and outstanding common stock of Momentum, for the purchase price and upon the terms, provisions and conditions hereinafter set forth.

                                   ARTICLE 3.
                                   ----------

                        PURCHASE PRICE AND CONSIDERATION.
                        ---------------------------------

     3.1 Purchase Price and Consideration. The purchase price and consideration for all issued and outstanding common stock of Momentum shall be seven hundred twenty-five thousand (725,000) restricted shares of Common Stock of ZiaSun, free of any liens, pledges or encumbrances of any kind.

                                   ARTICLE 4.
                                   ----------

                    REPRESENTATIONS AND WARRANTIES BY ZIASUN.
                    -----------------------------------------

     4.1 As a material inducement to Purchaser to enter into this Agreement, ZiaSun represents and warrants to Purchaser that as of the date hereof:

          4.1.1 Organization and Good Standing. Momentum is duly organized and existing in good standing under the laws of the British Virgin Islands. Momentum is not presently engaging in business in any other jurisdiction and is qualified as a foreign corporation nor authorized to do business in other jurisdictions. Momentum has the corporate power to own its properties and to carry on its business as now conducted and as proposed to be conducted;

          4.1.2 Authorization. The execution, delivery and performance by ZiaSun of this Agreement and the execution, delivery and performance by ZiaSun and/or Momentum of each related agreement to which ZiaSun and/or Momentum is a party (a) are within ZiaSun's or Momentum's power and authority, (b) have been duly authorized by all necessary corporate proceedings, as applicable, and (c) do not conflict with or result in any breach of any provision or of the creation of any lien or encumbrance upon any of the property of Momentum or require any consent or approval pursuant to the Articles of Incorporation or bylaws of Momentum or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument applicable to ZiaSun or Momentum;

          4.1.3 Enforceability. The execution and delivery of this Agreement by ZiaSun and the execution and delivery by ZiaSun and Momentum of each related agreement to which it is a party, will result in legally binding obligations of ZiaSun, enforceable against each of ZiaSun and Momentum in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights, and (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefore may be brought;

          4.1.4 Governmental Approvals. Except as set forth in Exhibit 4.1.4 hereto, the execution, delivery and performance by ZiaSun of this Agreement and the execution and delivery by ZiaSun and Momentum of each related agreement to which it is a party, do not require the approval or consent of, or any filing with, any governmental authority or agency.

     4.2 Capitalization.

          4.2.1 Capital Stock. The authorized capital stock of Momentum consists solely of 50,000 shares of Common Stock, U.S.$1.00 Par Value per share (the "MII Common Stock"), of which one (1) share is issued and outstanding, fully paid and non-assessable.

          4.2.2 Options, Etc. There are no outstanding rights (either preemptive or other) or options to subscribe for or purchase any shares of Momentum, or any securities convertible into exchangeable for its capital stock.

     4.3. Subsidiaries and Websites of Momentum. Exhibit 4.3 hereto sets for the subsidiaries and websites owned by Momentum, which, as a result of the sale of Momentum to Vulcan will remain part of Momentum. Except as set forth on Exhibit 4.3, Momentum does not have any subsidiaries and does not own or hold of record and/or beneficially any shares of any class in the capital of any other corporation. Further, except as set forth on Exhibit 4.3, Momentum does not own any legal and/or beneficial interests in any partnerships, business trusts or joint ventures or in any other unincorporated trade or business enterprises.

     4.4. Subsidiaries and Websites Which ARE NOT part of Momentum. Exhibit 4.4 hereto sets for the subsidiaries and websites which are not owned by, or a part of Momentum, and which remain the property of ZiaSun of its other subsidiaries

     4.5 Reports and Financial Statements. Purchaser has heretofore been furnished with complete and correct copies of the audited balance sheet, statements of income and cash flows of Momentum, as of December 31, 1999, a copy of which is attached hereto as Exhibit 4.5. Purchaser accepts said Momentum Financial Statements "As-Is" and accepts any adjustments that may result thereto.

     4.6 Material Adverse Change. To the best of ZiaSun's knowledge, except as set forth on Exhibit 4.6, hereto, there has been no material adverse change in the business, properties, financial condition or prospects of Momentum since the date of the Momentum Financial Statements.

     4.7 Solvency. Prior to, upon and immediately after the consummation of the acquisition and the transactions contemplated hereby and by the related agreements, Momentum is solvent, has tangible and intangible assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured and has access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     4.8 Title to Assets;  Leases.  Except as  disclosed  herein or set forth on
Exhibit 4.8, attached hereto, Momentum owns all of its assets shown on the Momentum Financial Statements free and clear of all liens and encumbrances and enjoys peaceful and undisturbed possession of all leased real property on which the facilities are currently situated, and all such leases are valid and in full force and effect.

     4.9 Defaults. Momentum is not in default under any provision of its Articles of Incorporation or by-laws or under any provision of any franchise, contract, agreement, lease or other instrument to which it is a party or by which it or its property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation.

     4.10 Indebtedness and Liens. Except as set forth on Exhibit 4.10, hereto, Momentum does not have any indebtedness or liens upon any of its properties.

     4.11 Representations and Warranties. All representations and warranties made by ZiaSun or Momentum in any of the related agreements or in the certificates delivered in connection therewith are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to Purchaser and made representations and warranties of Momentum hereunder as fully as if set forth herein.

     4.12 Related Agreements. Purchaser has heretofore or simultaneously herewith been furnished with complete and correct copies of all the related agreements and all other agreements, instruments and documents entered into in connection therewith. This Agreement and the related agreements are the only material agreements relating to the stock purchase and the transactions contemplated hereby to which Momentum is a party. Momentum is not in default on any of its obligations under this Agreement or any related agreement.

     4.13 Licenses, Etc. Exhibit 4.13, hereto sets forth a list of all franchises, patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, permits, authorizations and other rights as are necessary for the conduct of the business of Momentum as currently conducted or currently proposed to be conducted. All of the foregoing are in full force and effect, and Momentum is in compliance with the foregoing without any known conflict with the valid rights of others which could affect or impair in a material manner the property, business or financial condition of Momentum.

     4.14 Litigation. Except as set forth and described on Exhibit 4.14, there is no pending or threatened litigation or other proceeding before any court, board or other governmental or administrative agency or arbitrator, to which Momentum is or would be a party. No such pending or threatened litigation or other proceeding, individually or in the aggregate, is reasonably likely to result in any final judgment or liability which, after giving effect to any applicable insurance, could result in a material adverse change in the business, assets, financial condition or prospects of Momentum No judgment, decree or order of any court, board or other governmental or administrative agency or arbitrator has been issued against or binds Momentum or its assets.

     4.15 Tax Returns. Except as set forth on Exhibit 4.15, hereto, Momentum has filed all tax returns and reports which are required to be filed with any foreign, federal, state or local governmental authority or agency and has paid, or made adequate provision for the payment of, all assessments received and all taxes which have or may become due under applicable foreign, federal, state or local governmental law or regulations with respect to the periods in respect of which such returns and reports were filed. Except as set forth on Exhibit 4.14, hereto, Momentum knows of no additional assessments since the date of such returns and reports, and there will be no additional assessments with respect to the periods for which such returns and reports were filed for which adequate reserves appearing on the balance sheets referred to in paragraph 4.4, have not been established. Momentum has made adequate provision for all current taxes.

     4.16 Governmental Regulations. Momentum is not a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; Momentum is not a "registered investment company", or an "affiliated person" or a principal underwriter of a "registered investment Company", as such terms are defined in the Investment Company Act of 1940, as amended.

     4.17 Disclosure. No representation, warranty or statement made by ZiaSun or Momentum in this Agreement, any related agreement or any agreement, certificate, statement or document furnished by or on behalf of ZiaSun or Momentum in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

     4.18 Employees. Except as shown on Exhibit 4.18, to the best of ZiaSun's knowledge, Momentum does not have any liability or obligation of any kind whatsoever to any of its former employees. There will be no unpaid bonuses owing to any employee of Momentum at the Closing Date. Momentum is not a party or subject to collective bargaining agreements with respect to any of its employees. To the best knowledge of ZiaSun, Momentum will not be liable to any of its employees whose employment is terminated by ZiaSun at or before the Closing for a claim of wrongful termination or severance pay, except as described in Exhibit 4.18; provided, however, no representation is made that any such employee will not file a claim or litigation in respect thereto, or that Momentum will not incur costs or expenses as a result thereof.

     4.19 Insurance. Exhibit 4.19 contains a complete list and summary description of all insurance policies, briefly identifying the nature, period of coverage, insurer and annual premium, in which Momentum is named as an insured or beneficiary or as a loss payable payee or for which Momentum has paid all or part of the premium in force on the date hereof. Such policies will be maintained in full force and effect by Momentum in their present amounts up through and including the Closing Date. Exhibit 4.19 specifies any notice or other information regarding any claims or possible claims under the insurance policies shown thereon. Momentum is not in material default under any of such policies and has not received any communication or any nature which would indicate any problem as to obtaining coverage at substantially similar rates (other than normal premium increases) or which threatens cancellation of any of such policies.

     4.20 Officers and Directors. Exhibit 4.20 contains the names and titles of all officers and Directors of Momentum.

     4.21 No Dividends or Distributions. No officer, director, principal shareholder, agent, or employee of Momentum or any predecessor corporation, or any affiliate of any such person, owns or controls any assets or properties which are used in its business, nor are there any agreements in effect between Momentum and said persons other than as set forth in on Exhibit 4.20.

                                   ARTICLE 5.
                                   ----------

                   REPRESENTATIONS AND WARRANTIES BY PURCHASER
                   -------------------------------------------

     5.1 As a material inducement to ZiaSun to enter into this Agreement, Purchaser represents and warrants to ZiaSun that as of the date hereof:

          5.1.1 Authorization. The execution, delivery and performance by the Purchaser of this Agreement and each related agreement to which it is a party, (a) are within the Purchaser's power and authority, (b) have been duly authorized by all necessary proceedings, and (c) do not conflict with or result in any breach of any provision or of the creation of any lien upon any of the property of the Purchaser or require any consent or approval that has not been obtained or will not be obtained before Closing, and do not violate any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument.

          5.1.2 Enforceability. The execution and delivery of this Agreement by the Purchaser and each related agreement to which it is a party, will result in legally binding obligations of the Purchaser enforceable against it in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights, (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefore may be brought.

          5.1.3 Governmental Approvals. Except as set forth on Exhibit 5.1.3, hereof, the execution, delivery and performance by the Purchaser of this Agreement do not require the approval or consent of, or any filing with, any governmental authority or agency.

          5.1.4 Business. Prior to and at the Closing Date, the Purchaser will not have conducted any business or incurred any liabilities that shall have a material adverse impact on Purchaser's ability to fulfill its obligations hereunder.

          5.1.5 Solvency. Prior to, upon and immediately after the consummation of the Acquisition and the transactions contemplated hereby and by the related agreements, Purchaser is solvent, has tangible and intangible assets having a fair value in excess of the amount required to pay his probable liabilities on his existing debts as they become absolute and matured and has access to adequate capital for the conduct of his business and the ability to pay his debts from time to time incurred in connection therewith as such debts mature.

          5.1.6 Title to Assets; Leases. Except as set forth on Exhibit 5.1.6 hereof, upon completion of this Agreement, Purchaser enjoys peaceful and undisturbed possession to all of Purchaser's assets.

          5.1.7 Defaults. The Purchaser is not in default under any provision any franchise, contract, agreement, lease or other instrument to which Purchaser is a party or by which Purchaser or Purchaser's property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation.

          5.1.8 Representations and Warranties. All representations and warranties made by the Purchaser in any of the related agreements are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to you and made representations and warranties of the Purchaser hereunder as fully as if set forth herein.

          5.1.9 Related Agreements. This Agreement and the related agreements are the only material agreements relating to the stock purchase and the transactions contemplated hereby to which the Purchaser is a party. The Purchaser is not in default on any of its obligations under this Agreement or any related agreements.

          5.1.20 Litigation. There is no pending or threatened litigation or other proceeding before any court, board or other governmental or administrative agency or arbitrator, to which Purchaser is a party, which is reasonably likely to result in any final judgment or liability which could result in a material adverse change in the business, assets, financial condition or prospects of the Purchaser.

          5.1.21 Tax Returns. Purchaser has filed all tax returns and reports which are required to be filed with any foreign, federal, state or local governmental authority or agency and has paid, or made adequate provision for the payment of, all assessments received and all taxes which have or may become due under applicable foreign, federal, state or local governmental law or regulations with respect to the periods in respect of which such returns and reports were filed. The Purchaser knows of no additional assessments since the date of such returns and reports, and there will be no additional assessments with respect to the periods for which such returns and reports were filed for which Purchaser did not have adequate reserves and Purchaser has made adequate provision for all current taxes.

          5.1.22 Disclosure. No representation, warranty or statement made by Purchaser in this Agreement, any related agreement or any agreement, certificate, statement or document furnished by or on behalf of Purchaser in connection herewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

          5.1.23 Access to Financial Reports. ZiaSun shall have full and complete access to any and all financial information and records, of Momentum up to June 30, 2000, as required by ZiaSun, in order for ZiaSun and its independent auditors to prepare the requisite consolidated financial statements for the year ending December 31, 2000.

          5.1.24 Execution of Registrant Name Change Agreement for ZiaSun.com and Zsun.com Website. Momentum is presently the website master and Registrant of the Websites "Ziasun.com" and "Zsun.com." ZiaSun and its board of directors have determined that it is in the best interest of ZiaSun to host the website in the United States and as such Momentum will no longer function as the website master, host or registrant for ZiaSun.com or Zsun.com. Accordingly, as a condition to the Closing of the sale of Momentum to Vulcan, Momentum agrees to concurrently with the execution of this Agreement execute that certain Registrant Name Change Agreement attached hereto as Exhibit 5.1.24(a) and 5.1.24(b) thereby changing the registered owner of the ZiaSun.com and Zsun.com website to ZiaSun.

                                   ARTICLE 6.
                                   ---------

                                    CLOSING.
                                    --------

     6.1 The closing of this transaction shall be held at the offices of ZiaSun Technologies, Inc., located at 462 Stevens Avenue, Suite 106, Solana Beach, California 92075, on or before August 31, 2000, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express.

     6.2 ZiaSun's Deliveries at Closing. On the Closing date or such time period as set forth below, ZiaSun shall deliver the following items:

          6.2.1 a certificate representing the one (1) share of Common Stock of Momentum, issued in the name of Purchaser;

          6.2.2 all minute books and stock record books of Momentum;

          6.2.3 certified resolutions of the Board of Directors of Momentum authorizing the transactions contemplated hereby; and

          6.2.4 all other instruments and agreements not herein specifically provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

     6.3 Purchaser's Deliveries. On the Closing Date within such time period as set forth below, Purchaser shall deliver, or cause to be delivered, to ZiaSun, the following:

          6.3.1 A certificate representing 725,000 restricted shares of the Common Stock of ZiaSun Technologies, Inc., registered in the name of ZiaSun, free of any liens, pledges or encumbrances of any kind.

          6.3.2. The executed Registrant Name Change Agreement attached hereto as Exhibit 5.1.24(a), thereby changing the registered owner of the ZiaSun.com website to ZiaSun.

          6.3.3. The executed Registrant Name Change Agreement attached hereto as Exhibit 5.1.24(b), thereby changing the registered owner of the Zsun.com website to ZiaSun.

          6.3.4 The sum of US$200,000 in cash representing the partial repayment of the loan by Momentum Asia, Inc., to Swiftrade, Inc. Said US$200,000 shall delivered via wire to the Ziasun directly.

          6.3.4 The executed Amendment to Loan Agreement between Momentum Asia, Inc., and Swiftrade, Inc., wherein the payment terms of said loan has been accelerated, wherein $200,000 shall be due and payable on July 31, 2000 and the balance of $300,000 shall be due and payable on or before September 30, 2000.

          6.3.5 An executed Pledge Agreement in the form and content satisfactory to ZiaSun, wherein Swiftrade, Inc., has pledged 10,000 shares of the Series A Non Voting Preferred Stock, $0.001 par value, in Mid American Capital Corp., owned by Swiftrade Inc., to ZiaSun, as the parent company of Momentum Asia, Inc, as security and collateral for he repayment by Swiftrade Inc., of the balance of $300,000 due and owing pursuant to the aforementioned Amendment to Loan Agreement between Momentum Asia, Inc., and Swiftrade, Inc.

          6.3.6 The original stock certificate no. 002 representing the 10,000 shares of Series A Non Voting Preferred Stock of Mid American Capital Corp., along with a duly executed Irrevocable Stock Power in favor of ZiaSun Technologies, Inc.

          6.3.7 A duly executed Resolution of the Board of Directors of Swiftrade, Inc. authorizing the execution and delivery of the aforementioned, pledge agreement, preferred shares and stock power to ZiaSun.

          6.3.8 all other instruments not herein specifically provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

                                   ARTICLE 7.
                                   ---------

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER
                ------------------------------------------------

     7.1 The obligations of Purchaser hereunder are subject to the following conditions, any of which may be waived in writing by Purchaser:

          7.1.1 Representation and Warranties True at Closing. The representations and warranties of the ZiaSun contained in this Agreement shall have been true and correct when made and shall be true and correct on the Closing Date with the same effect as if made on such date, except to the extent that such representations and warranties are rendered inaccurate by reason of transactions contemplated hereby.

          7.1.2 Performance of Agreements and Conditions. ZiaSun shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by Momentum and ZiaSun prior to or at the Closing Date.

          7.1.3   Certificates.   ZiaSun  shall  have   delivered  to  Purchaser
     certificates representing the one (1) shares of Momentum common stock registered in the name of Purchaser.

          7.1.4 No Injunction. On the Closing Date there shall not be in effect any injunction, writ, preliminary restraining order of any nature issued by a court or other governmental body or agency directing that the transactions provided for herein not be consummated as herein provided, nor shall there be any litigation or proceeding pending or threatened in respect of the transactions contemplated hereby.

          7.1.5 Instruments of Transfer and Other Documents. ZiaSun shall have delivered to Purchaser instruments of transfer which vest in Purchaser good and marketable title to the Shares as required herein and shall have delivered all other instruments, certificates and other documents required to be delivered hereunder.

          7.1.6 Necessary Approvals. The execution and delivery of this Agreement and the terms thereof and all corporate and other action necessary or required in order to effect the fulfillment of the obligations of Momentum and the ZiaSun hereunder at or prior to the Closing Date shall have been approved by all necessary governmental bodies or agencies and all consents of any person contemplated by this Agreement to be obtained prior to the Closing shall have been obtained.

          7.1.7 Absence of Adverse Changes. There shall have not been any material adverse change in the financial condition, results of operations, business or prospects of Momentum from December 31, 1999, to the Closing Date.

     7.2 ZiaSun represents and warrants that they have not caused, and he covenants and agrees that he shall not cause, any event that would prevent the satisfaction of all of the conditions set forth in Article 8 of this Agreement. ZiaSun covenants and agrees to take all action reasonably required on his part to satisfy such conditions.

                                   ARTICLE 8.
                                   ----------

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF ZIASUN
                  ---------------------------------------------

     8.1 The obligations of the ZiaSun hereunder are subject to the following conditions, any of which may be waived in writing by the ZiaSun:

          8.1.1 This Agreement; Related Agreements. This Agreement and any related agreements shall have been executed and delivered, shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with ZiaSun's prior written consent. All covenants, agreements and conditions contained herein or in any related agreements which are to be performed or complied with on or prior to the Closing Date, other than by ZiaSun or Momentum, shall have been performed or complied with (or waived with ZiaSun's prior written consent) in all material respects.

          8.1.2 Related Conditions Satisfied. All conditions to purchase as set forth in Article 5, have been satisfied as of the Closing Date, except to the extent to be fulfilled by Momentum.

          8.1.3 Certificates. Purchaser shall have delivered to ZiaSun certificates representing 725,000 restricted shares of the Common Stock of ZiaSun Technologies, Inc., registered in the name of ZiaSun, free of any liens, pledges or encumbrances of any kind.

          8.1.4 Repayment and Security for Repayment of Swiftrade Loan. Purchaser, Momentum, or its subsidiary shall have delivered via wire, to ZiaSun, the sum of US$200,000 representing the partial repayment of the loan to Swiftrade by Momentum Asia, and all other documents set forth in paragraphs 6.3.3 through 6.3.8 to secure repayment of the loan to Swiftrade by Momentum Asia, Inc.

          8.1.5 Representations and Warranties True at Closing. The representations and warranties of Purchaser contained in this Agreement shall have been true and correct when made and shall be true and correct on the Closing Date with the same effect as if made on such date, and Purchaser shall have delivered a Certificate to such effect to ZiaSun.

          8.1.6 Performance of Agreement and Conditions. Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Purchaser prior to or at the Closing Date Purchaser shall have delivered the Purchase Price to ZiaSun at the Closing in the form provided hereby and shall have satisfied all other financial obligations as set forth herein.

          8.1.7 No Injunction. On the Closing Date there shall not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court or other governmental body or agency directing that the transactions provided for herein not be consummated as herein provided, nor shall there be any litigation or proceeding pending or threatened with respect to the transactions contemplated hereby.

          8.1.8 Necessary Approvals. The execution and delivery of this Agreement and the Exhibits hereto and all other action necessary or proper to effectuate the fulfillment of the obligations of Purchaser to be performed hereunder in or prior to the Closing Date shall have been duly authorized and approved, to the extent required by law.

               (a) The execution and delivery of the documents and items set forth herein.

               (b) This Agreement has been duly executed and delivered by Purchaser.

     8.2 Purchaser. Purchaser represents and warrants that is has not caused, and it covenants and agrees that it shall not cause, any event that would prevent the satisfaction of all of the conditions set forth in this Agreement. Purchaser covenants and agrees to take all action reasonably required on its part to satisfy such conditions.

                                   ARTICLE 9.
                                   ----------

                        INDEMNIFICATION AND HOLD HARMLESS
                        ---------------------------------

     9.1 Indemnification by ZiaSun The ZiaSun agrees to indemnify, defend and hold the Purchaser, and its officers and directors, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by ZiaSun to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ZiaSun under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within one (1) year of the date hereof.

     9.2 Indemnification of ZiaSun by Momentum. Momentum agrees to indemnify, defend and hold the ZiaSun harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any act of Momentum, its officer's, or directors, agents, representatives, and employees from any claim from Momentum's inception.

     9.3 Indemnification of ZiaSun by Purchaser. Purchaser agrees to indemnify, defend and hold the ZiaSun harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to act of Momentum, its officer's, or directors, agents, representatives, and employees from any claim from the date of the Closing and thereafter.

     9.4 Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party's continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

     9.5 The obligations under Article 9 shall survive the Closing hereunder and Termination of this Agreement. Purchaser, ZiaSun, and Momentum shall promptly notify the responsible party of the existence of any claim, demand or other matter to which such indemnification obligations would apply, and shall give a reasonable opportunity to defend the same at their own expense and with counsel of their own selection; provided, if he that party fails to defend the same, Purchaser, ZiaSun or Momentum, as the case may be, shall have the right to contract and defend the same, and in any event Purchaser, ZiaSun, or Momentum shall at all times also have the right fully to participate in the defense of, and to compromise or settle in good faith the claim or other matter on behalf, for the account and at the risk of the other parties. If the claim is one that cannot by its nature be defended solely by ZiaSun, Purchaser, or Momentum, then Purchaser, ZiaSun or Momentum shall make available all information and assistance that Purchaser, ZiaSun, or Momentum may reasonably request.

                                   ARTICLE 10.
                                   -----------

                              ACCESS TO INFORMATION
                              ---------------------

     10.1 From the date hereof until the Closing Date, Purchaser, through its employees, accountants, attorneys and other representatives, may make such investigation of the financial and legal condition, business, operations and properties of Momentum as it may deem necessary or advisable, and ZiaSun agrees to cause Momentum to make available to such persons all records and other information and data, including corporate records and copies of documents, as Purchaser may reasonably request, and to have its personnel cooperate with Purchaser's representatives. Such investigation shall be made at reasonable hours so as not to interfere with the operations of Momentum. In the event that the transactions contemplated hereby are not consummated, all documents obtained by Purchaser from Momentum shall be promptly returned to them and all information obtained by Purchaser concerning Momentum shall be kept strictly confidential and shall not be used for competitive purposes.

                                   ARTICLE 11.
                                   -----------

                   OPERATION OF THE BUSINESS PENDING CLOSING.
                   ------------------------------------------

     11.1 Except as otherwise provided herein, between the date of this Agreement and the Closing Date, ZiaSun and Momentum shall operate the businesses of Momentum in such a manner as to keep intact the business organization of Momentum keep available the services of the employees and preserve its present relations with the suppliers and customers.

                                   ARTICLE 12.
                                   -----------
                                   BROKERAGE.
                                   ----------

     12.1 Each party represents and warrants to the others that no person or persons assisted in or brought about the negotiation of this Agreement in the capacity of broker, agent, finder or organizer on behalf of it. Each party ("First Party") agrees to indemnify and hold harmless the others from any claim asserted against the others for a brokerage or agent's or finder's or originator's commission or compensation in respect of the transactions contemplated by this Agreement by any person purporting to have acted on behalf of First Party.

                                   ARTICLE 13.
                                   -----------

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
             -------------------------------------------------------

     13.1 All representations, warranties and agreements by ZiaSun, Momentum, or the Purchaser pursuant hereto shall survive the closing of this transaction and shall not be affected by any investigation at any time made by or on behalf of any party.

                                   ARTICLE 14.
                                   -----------

                        TERMINATION PRIOR TO THE CLOSING.
                        ---------------------------------

     14.1 This Agreement shall terminate and be of no further force or effect as between the parties hereto except as to liability for breach or default of any covenant, agreement, representation, warranty, duty or obligation occurring or arising prior to the date of termination, upon the occurrence of any of the following:

               14.1.1 Immediately prior to Closing the Purchaser has given notice to ZiaSun of the material breach or default by Momentum or ZiaSun in the performance of any covenant, agreement, representation, warranty, duty or obligation hereunder, and provided that no such termination shall be effective if, prior to Closing, the breaching party shall have fully and completely corrected and cured the grounds for the termination as set forth in said notice of termination.

               14.1.2 Immediately prior to Closing the ZiaSun has given notice to Purchaser of material breach of default in the performance of any covenant, agreement, representation, warranty, duty or obligation of Purchaser hereunder, and provided that no such termination shall be effective, if prior to Closing the Purchaser shall have fully and completely corrected and cured the grounds for the termination as set forth in said notice of termination.

     14.2 Notwithstanding anything to the contrary contained herein, no party hereto shall have the right to terminate this Agreement on account of its own breach or because of any immaterial breach by any other party hereto or any covenant, agreement, representation, warranty, duty or obligation hereunder.

     14.3 No termination of this Agreement for any reason or in any manner shall release, or be construed as so releasing, any party hereto from any liability or damage to any other party hereto arising out of, in connection with or otherwise relating to, directly to, directly or indirectly, said party's breach, default, or failure in performance of any of his covenants, agreements, duties or obligations arising hereunder, or any of his misrepresentations of any representations or warranty herein contained.


                                   ARTICLE 15.
                                   -----------

                                  MISCELLANEOUS
                                  -------------

     15.1 Payment of Expenses. ZiaSun, Momentum and Purchaser shall each pay their own respective expenses incident to the preparation and carrying out of this Agreement.

     15.2 Binding Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors, assigns, transferees, heirs, representatives and estates.

     15.3 Notices. Any notice or other communication required or permitted hereunder shall be expressed in writing and sent by certified or registered mail, return receipt requested, to their respective parties at the following addresses, or at such other addresses as the parties shall designate by written notice to be the other:

                  If to the Purchaser, addressed to:
                  ---------------------------------
                  Vulcan Consultants Ltd.
                  P.O. Box 957
                  Offshore Incorporations Centre
                  Road Town, Tortola, British Islands

                  If to Momentum Internet, addressed to:
                  -------------------------------------
                  Mr. Anthony L. Tobin
                  Momentum Internet Inc.
                  12A, First Pacific Bank Centre
                  56 Gloucester Road
                  Wanchai, Hong Kong

                  With a copy to their Counsel, addressed to:
                  Mr. Alan Day
                  Compsec Services Limited
                  Suite C, 16th Floor, On Hing Building
                  1-9 On Hing Terrace, Central, Hong Kong

                  If to the ZiaSun, addressed to:
                  ------------------------------
                  Mr. Allen D. Hardman
                  President and CEO
                  ZiaSun Technologies, Inc.
                  462 Stevens Avenue
                  Suite 106
                  Solana Beach, California 92075

                  With a copy to counsel, addressed to:
                  ------------------------------------
                  George G. Chachas, Esq.
                  Wenthur & Chachas
                  4180 La Jolla Village Drive
                  Suite 500
                  La Jolla, CA 92037

     15.5 Article Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.6 Exhibits. All Exhibits referred to in this Agreement shall be attached hereto and are hereby incorporated herein.

     15.7 Counterparts. This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

     15.8 Cooperation. Each party shall cooperate and use its best efforts to consummate the transactions contemplated herein. Without limiting the foregoing, each of Momentum and the ZiaSun shall use its or his good faith best efforts and take such action as may reasonably be requested by Purchaser to help secure for Momentum following the Closing any consents or approvals as may be required from any governmental agency in order for Momentum to sell franchises as soon as practicable following the Closing, and each shall cooperate with Purchaser in its efforts to secure such consents and approvals. In addition, each party shall cooperate and take such action and execute such other and further documents as may be reasonably requested from time to time after the Closing Date by any other party to carry out the terms and provisions and intend of this Agreement.

     15.9 Gender. Wherever the context of this Agreement so requires or permits, the masculine herein shall include the feminine or the neuter, the singular shall include the plural, and the term "person" shall also include "corporation" or other business entity.

     15.20 Facsimile Signatures. It is expressly agreed that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

     15.21 Entire Agreement. This Agreement and the other documents delivered concurrently herewith or pursuant hereto constitute the entire agreement among the parties hereto, and it is understood and agreed that there are no other than those contained herein. This Agreement may not be changed or modified except by a writing duly executed by the parties hereto.

     15.22 Governing Law; Choice of Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State and without regard to its choice of law principles. All parties hereto (i) consents to submit itself to the personal jurisdiction of any federal court located in the State of California or any California state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that Venue for any such dispute arises out of this Agreement or any of the transactions contemplated by this Agreement shall be any federal court located in the State of California or any California state court,
(iii) agrees that they will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of California or a California state court.

     15.23 Legal Action Fees. Subject to the specific provisions of Article 9, above, if any action or other proceeding, in law or in equity, is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover its or their reasonable attorney's fees and other costs incurred in that arbitration, action or proceeding, in addition to any other relief to which it or may be entitled.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                             ZIASUN TECHNOLOGIES, INC.


Dated:  16 August 2000                       /s/  Allen D. Hardman
                                             ----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO


                                             VULCAN CONSULTANTS, LTD.


Dated:  August 22, 2000                      /s/  Anthony L. Tobin
                                             ----------------------------------
                                             By:  Anthony L. Tobin
                                             Title: President

                                             MOMENTUM INTERNET INC.


Dated:  August 22, 2000                      /s/  Anthony L. Tobin
                                             ----------------------------------
                                             By:  Anthony L. Tobin
                                             Its:  President

                                  EXHIBIT 4.1.4
                                  -------------

                          REQUIRED GOVERNMENT APPROVALS
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

                                      None

                                   EXHIBIT 4.3
                                   -----------

                            SUBSIDIARIES AND WEBSITES
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

     The following subsidiaries and websites are owned or a part of Momentum Internet, Inc., and will remain such as a result of the sale of Momentum Internet, Inc., to Vulcan:

     Subsidiaries of Momentum Internet, Inc.
     ---------------------------------------

          1. Momentum Associates Ltd., is a Hong Kong registered corporation and a wholly-owned subsidiary of Momentum Internet Inc.

          2. Momentum Internet (Phils.) Inc., a Philippines corporation is a wholly-owned subsidiary of Momentum Internet Inc.

          3. AsiaEnet Limited, is a Hong Kong registered corporation of which presently Momentum Internet presently owns 74.0%.

               (a) Graphia International, is a wholly-owned subsidiary of AsiaEnet Limited, which is a partially owned subsidiary of Momentum Internet, Inc.

          4. Swiftrade, Inc., a British Virgin Islands registered corporation, is a wholly-owned subsidiary of Momentum Internet, Inc. Swiftrade is an online trading and financial services portal, which provides Internet access for retail and institutional users to international electronic stock trading.

     Websites of Momentum Internet, Inc.
     ----------------------------------

         "MOMENTUM INTERNET" (www.momentuminternet.com)
         "PINMAIL" (www.pinmail.com)
         "MEDIAHITS" (www.mediahits.com)
         "SWIFTRADE" (www.swiftrade.com)
         "ASIAENET" (www.asiaenet.com)
         "TIGERTOOTH" (www.tigertooth.com)
         "TIGERHITS" (www.tigerhits.com)
         "SEARCH DRAGON" (www.searchdragon.com),
         "M FINANCE" (www.mfinance.com)
         "MING STORES" (www.mingstores.com)

                                   EXHIBIT 4.4
                                   -----------

                         SUBSIDIARIES AND WEBSITES WHICH
                           ARE NOT OWNED OR A PART OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

     The subsidiaries and websites, including but not limited to, those set forth below, are owned by ZiaSun or its other subsidiaries and will remain such, and are not included as a subsidiary or website owned or a part of Momentum Internet, Inc.

     ZiaSun's Subsidiaries
     ---------------------

          1. Online Investors Advantage, Inc., a Utah corporation is a wholly owned subsidiary of ZiaSun.

          2. Momentum Asia, Inc., a corporation organized under the laws of the Republic of the Philippines, is a wholly owned subsidiary of ZiaSun.

          3. Asia Prepress Technologies, Inc., a Maryland Corporation is a wholly owned subsidiary of ZiaSun.

          4. Asia Internet Services.com, Inc., a Maryland Corporation is a wholly owned subsidiary of ZiaSun.

          5. BestWay Beverages, Inc., a Nevada Corporation is a wholly owned subsidiary of ZiaSun.

     Websites of Momentum Asia, Inc.
     ------------------------------

         "SERVICE LIVE"
         "MOMENTUM DIRECT"

                                   EXHIBIT 4.5
                                   -----------

                                DECEMBER 31, 1999
                              FINANCIAL STATEMENTS
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

                       [TO BE PROVIDED PRIOR TO CLOSING]

                                   EXHIBIT 4.6
                                   -----------

                           MATERIAL ADVERSE CHANGES IN
                               FINANCIAL CONDITION
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------


Momentum Internet Inc., has depleted its operating capital and only has sufficient cash on hand to sustain operations through the end of July 2000, with out an infusion of additional working capital.

                                   EXHIBIT 4.8
                                   -----------

                    EXCEPTIONS TO TITLE TO ASSETS AND LEASES
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------


                                      None

                                  EXHIBIT 4.10
                                  ------------

                             INDEBTEDNESS AND LIENS
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------


     Swiftrade, Inc., a wholly owned subsidiary of Momentum Internet, Inc., is indebted to Momentum Asia, Inc., a wholly owned subsidiary of ZiaSun, in the amount of $500,000. Pursuant to the terms of the Amendment to Loan Agreement dated July 31, 2000, $200,000 shall be due and payable as of August 31, 2000 with the balance of $300,000 due and payable on of before September 30, 2000.

                                  EXHIBIT 4.13
                                  ------------

                       FRANCHISES, INTELLECTUAL PROPERTY,
                              LICENSES AND PERMITS
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

1. The designs and programs of the websites set forth on Exhibit 4.3 above are trade names owned by Momentum Internet, Inc.

2. License Agreement from the Stock Exchange of Hong Kong

3. License Agreement from the London Stock Exchange

                                  EXHIBIT 4.14
                                  ------------

                    LITIGATION AND PENDING OR THREATEN CLAIMS
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

                                      None

                                  EXHIBIT 4.15
                                  ------------

           EXCEPTIONS TO TAX RETURNS AND REPORTS REQUIRED TO BE FILED
                                       BY
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------


                                      None

                                  EXHIBIT 4.18
                                  ------------

                  LIABILITY TO EMPLOYEE AND CLAIMS BY EMPLOYEES
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------


                                      None

                                  EXHIBIT 4.19
                                  ------------

                           LIST OF INSURANCE POLICIES
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

     Momentum Internet Inc., itself does not have any insurance policies, but has the usual and standard office and medical insurance policies for its subsidiary corporations.

                                  EXHIBIT 4.20
                                  ------------

                             OFFICERS AND DIRECTORS
                                       OF
                         MOMENTUM INTERNET INCORPORATED
                         ------------------------------

         OFFICERS
         --------

         President .....................................   Anthony L. Tobin

         Chief Financial Officer .......................   None

         Secretary......................................   Compsec ltd.


         DIRECTORS
         ---------
         Anthony Tobin
         Graham Daley
         Alan Hubert Day

                                  EXHIBIT 5.1.3
                                  -------------

                          REQUIRED GOVERNMENT APPROVALS
                                       OF
                           VULCAN CONSULTANTS LIMITED
                           --------------------------


                                      None

                                  EXHIBIT 5.1.6
                                  -------------

                    EXCEPTIONS TO TITLE TO ASSETS AND LEASES
                                       OF
                           VULCAN CONSULTANTS LIMITED
                           --------------------------


                                      None

                                EXHIBIT 5.1.24(a)
                                -----------------

                        Registrant Name Change Agreement
                                       for
                               ZiaSun.com Website
                               ------------------

     [To be executed and notarized by Momentum Internet, Inc., transferring the registration of the ZiaSun.com website to ZiaSun]

                                EXHIBIT 5.1.24(b)
                                -----------------

                        Registrant Name Change Agreement
                                       for
                                 ZSUN.com Website
                                 ----------------

     [To be executed and notarized by Momentum Internet, Inc., transferring the registration of the ZSUN.com website to ZiaSun]